INCOME TAX	6 Months Ended
Jun. 30, 2024
Major components of tax expense (income) [abstract]
INCOME TAX	INCOME TAX
The tax expense for the period is based on an estimated annual effective rate for jurisdictions where the Group operates combined with the tax impact of the events that are recorded discretely within the reporting period. The current tax expense also considers the implications of the Pillar Two legislation effective in Luxembourg as of January 1, 2024, which did not result in a material amount for the six months ended June 30, 2024.
The income tax expense was 472 and 420 for the six months ended June 30, 2024 and 2023, respectively.